UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2025

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Uppsalalaan 17
3584 CT Utrecht
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Merus N.V. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). For all proposals, a total of 61,712,250 common shares were present or represented by proxy at the Annual Meeting, representing approximately 89.20% of the Company’s outstanding common shares as of the April 23, 2025 record date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2025.

Proposal 1 - Adoption of Dutch statutory annual accounts for the financial year 2024:

For	Against	Abstain	Broker Non-Votes
57,716,793	29	18,530	3,976,898

Proposal 2 - Appointment of KPMG Accountants N.V. as the Company’s external auditor for the financial year 2025 for purposes of Dutch law:

For	Against	Abstain	Broker Non-Votes
61,535,776	168,451	8,023	0

Proposal 3 - Release of each member of our board of directors from liability for the exercise of their duties during the financial year 2024:

For	Against	Abstain	Broker Non-Votes
57,655,084	21,373	58,895	3,976,898

Proposal 4 - Re-appointment of Anand Mehra, M.D. as non-executive director, which comprises two separate voting items:

Proposal 4a – Opportunity to make recommendations for nomination by the Company’s group of non-executive directors:

For	Against	Abstain	Broker Non-Votes
35,939,580	16,862,251	4,933,521	3,976,898

Proposal 4b - Re-appointment of Anand Mehra, M.D. as non-executive director:

For	Against	Abstain	Broker Non-Votes
53,233,592	3,226,082	1,275,678	3,976,898

Proposal 5 - Re-appointment of Maxine Gowen, Ph.D. as non-executive director, which comprises two separate voting items:

Proposal 5a - Opportunity to make recommendations for nomination by the Company’s group of non-executive directors:

For	Against	Abstain	Broker Non-Votes
35,108,942	16,868,490	5,757,920	3,976,898

Proposal 5b - Re-appointment of Maxine Gowen, Ph.D. as non-executive director:

For	Against	Abstain	Broker Non-Votes
57,605,971	121,866	7,515	3,976,898

Proposal 6 - Granting authorization to the Company’s board of directors to acquire shares (or depository receipts for such shares) in the Company’s capital:

For	Against	Abstain	Broker Non-Votes
57,698,272	1,912	35,168	3,976,898

Proposal 7 - Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
55,982,398	1,682,719	70,235	3,976,898

Based on the foregoing votes, the shareholders re-appointed Anand Mehra, M.D. as non-executive director to serve until the 2027 annual general meeting and re-appointed Maxine Gowen, Ph.D. as non-executive director to serve until the 2029 annual general meeting, and approved Proposals 1, 2, 3, 6 and 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: May 22, 2025	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg, M.D.
	Title:	President, Chief Executive Officer